EMPLOYMENT AGREEMENT


                  This Employment Agreement (the "Employment Agreement") is made this 6th day of April, 1998, by and between John J. Ekstrom (the "Employee") and Cable Com, Inc., a Delaware corporation (the "Employer"), and Dycom Industries, Inc, a Florida corporation (the "Company").

                  1. Employment and Service on the Board of Directors. Subject to the terms and conditions hereof, as of the "Effective Time", as this term is defined in that certain Agreement and Plan of Merger (the "Merger Agreement") dated February 23, 1998 and executed, by the Employer, the Company and the Stockholders (as defined in the Merger Agreement), the Employer hereby agrees to employ the Employee as the Employer's President and Chief Executive Officer to perform such specific duties and have such responsibilities as the board of directors of the Employer (the "Board of Directors") may from time to time establish; provided, however, that such duties shall be consistent with the duties and responsibilities typically accorded to a president and chief executive officer. The Employee hereby accepts employment by the Employer as President and Chief Executive Officer, subject to the terms and conditions hereof, and agrees to devote his full business time and attention to his duties hereunder, to the best of his abilities. While an employee of the Employer, the Employee shall also serve as a member of the Board of Directors during the term of this Employment Agreement.

                  2.    Term of Employment; Certain Definitions.

                  (a) The term of the Employee's employment pursuant to this Employment Agreement shall commence as of the Effective Time and shall terminate upon the earlier of (i) termination pursuant to paragraph 5 hereof or (ii) the fifth anniversary of the Effective Time. The foregoing notwithstanding, in the event that the Merger Agreement is terminated, or the transactions contemplated pursuant to the Merger Agreement are abandoned, then this Employment Agreement shall be terminated and it shall have no further force or effect.

                  (b) "Post-Employment Period" means the period commencing on the date of the Employee's termination of employment (or the date the Employee is determined to be Disabled, as such term is hereinafter defined) and ending on the earlier of the third anniversary of such termination of employment or the expiration of the term of this Employment Agreement; provided however, the Post-Employment Period will not end prior to the first anniversary of the Employee's termination of employment.


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                                        2

                  (c) "Prior Year Bonus" means the amount of any bonus earned by the Employee with respect to services rendered during the prior fiscal year of the Employer, regardless of when such bonus is paid.

                  3.    Compensation, Benefits and Expenses.

                  (a) During the term of the Employee's employment pursuant to this Employment Agreement, the Employee shall be paid a base annual salary of $260,000 (the "Base Pay"). Payment will be made on the regularly scheduled pay dates of the Employer, subject to all appropriate withholdings or other deductions required by law or by the Employer's established policies applicable to all the Employees of the Employer. The Employer may increase the Employee's Base Pay at the Employer's sole discretion, but shall not reduce the Base Pay below the rate established by this Employment Agreement without the Employee's written consent.

                  (b) In addition to any other compensation payable to the Employee pursuant to this Employment Agreement, during the term of the Employee's employment pursuant to this Employment Agreement the Employee may be paid an annual bonus as determined by and within the sole discretion of board of directors of the Company.

                  (c) The Employee's services hereunder shall be performed at the principal offices of the Employer in the Atlanta, Georgia metropolitan area, subject to travel that is consistent with prior practice of the Employee.

                  (d) In addition to compensation payable to the Employee as described above, the Employee shall be entitled to participate in all the employee benefit plans or programs of the Company as are available to management employees of the Employer generally and such other benefit plans or programs as may be specified by the Board of Directors, including any stock options that may be granted by the board of directors of the Company ("Employee Benefits"). Employee Benefits provided the Employee will be no less favorable in the aggregate than those benefits of the Employer in which the Employee was enrolled immediately prior to the Effective Date. With respect to the Employee, the Employer and the Company hereby waive any applicable waiting period for the Employee Benefits.

                  (e) On a timely basis, the Employer shall reimburse the Employee for such reasonable out-of-pocket expenses as the Employee may incur for and on behalf of the furtherance of the Employer's business, provided that the Employee submits to the Employer satisfactory documentation or other support for such expenses in accordance with the Employer's expense reimbursement policy.


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                                        3

                  4.    Covenants of the Employee.

                  (a) While employed by the Employer, the Employee shall not directly or indirectly engage in any business, whether as a proprietor, partner, joint venturer, employer, agent, employee, consultant, officer or beneficial or record owner of more than one percent of the stock of any corporation or association of any nature which is competitive to the business conducted by the Employer, the Company, or any of the Company's other wholly owned subsidiaries.

                  (b) At no time will the Employee divulge or appropriate to the Employee's own use or to the use of others any trade secrets or confidential information or confidential knowledge pertaining in any to the business of the Employer, the Company or any of the Company's other wholly owned subsidiaries.

                  (c) In the event the Employee breaches this Employment Agreement (including, without limitation, by terminating his employment without Good Reason (as hereinafter defined)) or if the Employee's employment is terminated for Cause (as hereinafter defined), the Employee separately agrees, being fully aware that the performance of this Employment Agreement is important to preserve the present value of the property and business of the Employer and the Company, that during the Post-Employment Period, the Employee shall not directly or indirectly engage in any business, whether as proprietor, partner, joint venturer, employer, agent, employee, consultant, officer or beneficial or record owner of more than one percent of the stock of any corporation or association of any nature which is competitive to the business conducted by the Employer or any of the Company's other wholly owned subsidiaries in the geographical service area of the Employer or any of the Company's other wholly owned subsidiaries, determined as of the date of the Employee's termination of employment. Within such geographical service areas and during such non-compete period, the Employee shall not solicit or do business competitive to the business conducted by the Employer or any of the Company's other wholly owned subsidiaries, with any customers, partners or associates of the Employer or any of the Company's other wholly owned subsidiaries. The foregoing notwithstanding, the Employee may continue to hold his existing ownership interest, determined as of the Effective Time, of Holland Telecommunications Group , Inc., but may not directly or indirectly increase such ownership interest or engage actively in the management or business activities of such corporation.

                  (d) The Employee agrees that the breach by the Employee of any of the foregoing covenants is likely to result in irreparable harm, directly or indirectly, to the Employer and the Company. The Employee, therefore, consents and agrees that if the Employee violates any of such covenants, the Employer and the Company shall be entitled, among and in addition to any other rights or remedies available under this Employment Agreement or at law or in


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                                        4

equity, to temporary and permanent injunctive relief to prevent the Employee from committing or continuing a breach of such covenants.

                  (e) It is the desire, intent and agreement of the Employee and the Employer that the restrictions placed on the Employee by this paragraph 4 be enforced to the fullest extent permissible under the law and public policy applied by any jurisdiction in which enforcement is sought. Accordingly, if and to the extent that any portion of this paragraph 4 shall be adjudicated to be unenforceable, such portion shall be deemed amended to delete therefrom or to reform the portion thus adjudicated to be invalid or unenforceable, such deletion or reformation to apply only with respect to the operation of such portion in the particular jurisdiction in which such adjudication is made.

                  (f) Except with respect to the equitable relief contemplated under paragraph 4(d), any controversy or claim arising out of or relating to this Employment Agreement shall be settled by arbitration in Palm Beach County, Florida in accordance with the rules then in effect of the American Arbitration Association, and judgment upon the award rendered may be entered in any court having jurisdiction thereon. The prevailing party in any such arbitration will be entitled to an award of its attorney fees and may recover fees and costs incurred enforcing an arbitration award.

                  5.    Termination.

                  (a) The Employer shall have the right to terminate the Employee's employment at any time and for any reason. If the Employee is terminated for Cause, the Employer shall have no obligation to pay the Employee any Base Pay or other compensation or to provide any Employee Benefits subsequent to the date of the Employee's termination of employment. Termination for "Cause" shall mean termination of employment for any of the following reasons:

                  (i) the Employee entering a plea of no-contest with respect to or being convicted by a court of competent and final jurisdiction of any crime, whether or not involving the Employer, that constitutes a felony in the jurisdiction involved;

                  (ii) the Employee committing any act of fraud, misappropriation, embezzlement, unethical business conduct or other act of dishonesty against the Employer or the Company, or materially breaching a fiduciary obligation thereto; or

                  (iii) the Employee materially breaching this Employment
                        Agreement or failing or refusing to perform any of his duties as required by this Employment Agreement in any material respect.


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                                        5

                  (b) Unless otherwise terminated earlier pursuant to the terms of this Employment Agreement, the Employee's employment under this Employment Agreement will terminate upon the Employee's death and may be terminated by the Employer or the Employee upon giving not less than thirty days written notice to the other in the event that the Employee, because of physical or mental disability or incapacity, is unable to perform the Employee's duties hereunder for an aggregate of one hundred eighty working days during any twelve-month period ("Disabled"). All questions arising with respect to whether the Employee is Disabled shall be determined by a reputable physician mutually selected by the Employer and the Employee at the time such question arises. If the Employer and the Employee cannot agree upon the selection of a physician within a period of seven days after such question arises, then the Chief of Staff of Good Samaritan Hospital in West Palm Beach, Florida shall be asked to select a physician to make such determination. The determination of the physician selected pursuant to the above provisions of this paragraph 5(b) as to such matters shall be conclusively binding upon the parties hereto. If the Employee is determined to be Disabled, the Employer shall provide the Employee with the Severance Benefits. The "Severance Benefits" means (i) prompt payment of any unpaid Base Pay earned through the date of the Employee's termination and a pro rata bonus with respect to the fiscal year of the Employer in which the Employee's employment terminates determined by multiplying the Prior Year Bonus by a fraction, the denominator of which is 365 and the numerator of which is the number of days of the Employer's fiscal year preceding the date of such termination, (ii) payment each month during the Post-Employment Period of an amount equal to one-twelfth of the sum of the Employee's Base Pay and Prior Year Bonus, and (iii) providing the Employee and his eligible dependents with medical and dental benefits during the Post-Employment Period upon the same terms and conditions as if the Employee were still employed by the Employer.

                  (c) The Employee may terminate his employment for Good Reason. For purposes of this paragraph 5, "Good Reason" shall mean the following:

                   (i) the Employer failing to pay any portion of the Employee's Base Pay or failing to provide the Employee any Employee Benefits due the Employee hereunder;

                   (ii)  the Employer discharging the Employee without Cause;

                   (iii) the Employer materially breaching any other agreement with the Employee;

                   (iv) the Employer materially and inappropriately changing the duties and responsibilities of the Employee;

                   (v) the Employer transferring the Employee from the Atlanta, Georgia metropolitan area without the Employee's consent; or

                   (vi) the merger of the Employer with, or the sale of a majority of the stock of the Employer to, or the sale of substantially all of the assets of the Employer to any person, corporation or other business entity that is not affiliated with or controlled by the Company.


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                                        6

If the Employee shall terminate his Employment for Good Reason, provided that the Employer does not also have grounds to terminate his Employment for Cause, the Employee shall not be liable to the Employer for any damages as a result thereof and shall not be bound by the provisions of paragraph 4(c) hereof. Furthermore, the Employer shall provide the Employee with the Severance Benefits.

                  (d) In the event the Employer terminates the Employee's employment without Cause, the Employer shall provide the Employee with the Severance Benefits.

                  (e) In the event that it is determined by an independent accounting firm designated by the Company that any amount payable to the Employee under this Employment Agreement, alone or when aggregated with any amount payable to the Employee pursuant to any other plan or arrangement of the Employer or the Company (collectively, the "Parachute Payments"), would constitute an "excess parachute payment" within the meaning of Section 280G of Internal Revenue Code of 1986, as amended (the "Code"), then the aggregate present value of the Parachute Payments shall be reduced to the amount, expressed as a present value, which maximizes the aggregate present value of the Parachute Payments without causing any such payment to be nondeductible by the Employer or the Company under Section 280G of the Code; provided, however, that the Parachute Payments will not be reduced if the Employee's net after-tax income with respect to the Parachute Payments absent such reduction would exceed the Employee's net after-tax income with respect to the Parachute Payments after giving effect to such reduction.

                  6.    Assignment and Succession.

                  (a) The services to be rendered and obligations to be performed by the Employee under this Employment Agreement are special and unique, and all such services and obligations and all of the Employee's rights under this Employment Agreement are personal to the Employee and shall not be assignable or transferrable. In the event of the Employee's death, however, the Employee's personal representative shall be entitled to receive any and all payments then due under this Employment Agreement. The Employer may assign this Employment Agreement to any subsidiary of the Employer or in connection with any merger or consolidation involving the Employer or a sale of substantially all of the assets of the Employer, as the case may be, provided


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                                        7

that such successor shall assume (by contract or operation of law) all of the Employer's obligations hereunder.

                  (b) This Employment Agreement shall inure to the benefit of and be binding upon and enforceable by the Employer and the Employee and their respective successors, permitted assigns, heirs, legal representatives, executors, and administrators. If the Employer shall be merged into or consolidated with another entity, the provisions of the Employment Agreement shall be binding upon and inure to the benefit of the entity surviving such merger or resulting from such consolidation. The Employer will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Employer, by agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Employment Agreement in the same manner that the Employer would be required to perform it if no such succession had taken place. The provisions of this paragraph 6(b) shall continue to apply to each subsequent employer of the Employee hereunder in the event of any subsequent merger, consolidation, or transfer of assets of such subsequent employer.

                  7.    Notices.

                  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by cable, telegram or telex or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this paragraph 7):

                  if to the Employer or the Company:

                  Dycom Industries, Inc.
                  First Union Center, Suite 600
                  4440 PGA Boulevard
                  Palm Beach Gardens, Florida  33410-6542
                  Attention: Thomas R. Pledger

                  with a copy to:

                  Shearman & Sterling
                  599 Lexington Avenue
                  New York, New York  10022
                  Attention:  Bonnie Greaves, Esq.


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                                        8

                  if to the Employee:

                  John J. Ekstrom
                  1525 N.W. 121 Drive
                  Coral Springs, Florida 33071


                  8.    Waiver of Breach.

                  The waiver by the Employer or the Employee of a breach of any provision of this Employment Agreement by another party shall not operate or be construed as a waiver by any other party of any subsequent breach.

                  9.  Amendment.

                  This Employment Agreement may be amended only by a written instrument signed by all parties hereto.

                  10.  Governing Law; Jurisdiction and Service of Process.

                  This Employment Agreement shall be governed by the laws of the State of Delaware applicable to contracts executed in and to be performed in that State.

                  11.  Partial Invalidity.

                  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                  12.  Entire Agreement.

                  All prior negotiations and agreements between the parties hereto with respect to the matters contained herein are superseded by this Employment Agreement, and there are no representations, warranties, understandings or agreements other than those expressly set forth herein.


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                                                   9
                  IN WITNESS WHEREOF, the Employee and the Employer have entered into this Employment Agreement as of the date set forth above.

                               EMPLOYEE



                               /s/ John J. Ekstrom
                               -----------------------------------
                                 John J. Ekstrom



                               CABLE COM, INC.



                               By: /s/ Thomas R. Pledger
                               -----------------------------------
                               Name:    Thomas R. Pledger
                               Title:   Chairman of the Board


                  Solely in the capacity of guarantor of the Employer's obligations under this Employment Agreement, the Company hereby executes this Employment Agreement effective as of the date set forth above.


                               DYCOM INDUSTRIES, INC.



                               /s/ Thomas R. Pledger
                               ------------------------------------
                                Thomas R Pledger
                               Chairman and Chief Executive Officer